Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this “Amendment”), dated as of November 21, 2016, among HILTON WORLDWIDE FINANCE LLC, a Delaware limited liability company (the “Borrower”), HILTON WORLDWIDE HOLDINGS INC., a Delaware corporation (“Parent”), the other Loan Parties party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and each Lender party hereto.

PRELIMINARY STATEMENTS:

(1) The Borrower, Parent, the Administrative Agent, the other Lenders party thereto and the other Agents party thereto are party to a Credit Agreement, dated as of October 25, 2013 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof, including pursuant to Amendment No. 1, dated as of August 18, 2016, among the Borrower, Parent, the other Loan Parties party thereto, the Administrative Agent, each Lender party thereto and the other Agents party thereto, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as amended by this Amendment).

(2) Pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested Other Revolving Credit Commitments to refinance in full the Revolving Credit Commitments existing on the Amendment No. 2 Effective Date (immediately prior to the effectiveness of this Amendment) (such existing Revolving Credit Commitments, the “Existing Revolving Credit Commitments”).

(3) Each Person that agrees to make available Other Revolving Credit Commitments will make such Other Revolving Credit Commitments available to the Borrower on the Amendment No. 2 Effective Date on the terms and conditions set forth herein and in an amount equal to the amount set forth opposite its name on Schedule 1.01A hereto (such Persons, “Amendment No. 2 Refinancing Revolving Credit Lenders”).

(4) The Borrower and the Amendment No. 2 Refinancing Revolving Credit Lenders have agreed to amend the Credit Agreement to effect the changes described above and other changes as hereinafter set forth.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a) The term “Amendment No. 2 Effective Date” shall be added to Section 1.01 of the Credit Agreement in proper alphabetical order and shall be defined as: “November 21, 2016”.

(b) The term “Applicable L/C Fronting Sublimit” shall be added to Section 1.01 of the Credit Agreement in proper alphabetical order, which definition shall state:

“‘Applicable L/C Fronting Sublimit’ means (x) with respect to each L/C Issuer on the Amendment No. 2 Effective Date, the amount set forth opposite such L/C Issuer’s name on Schedule 1.01A and (y) with respect to any other Person that becomes an L/C Issuer in accordance with Sections 2.03(k) or 10.07(k), in each case, such amount as agreed to in writing by the Borrower and such Person at the time such Person becomes an L/C Issuer, as each of the foregoing amounts may be decreased or increased from time to time with the written consent of the Borrower and the L/C Issuers (provided that any increase in the Applicable L/C Fronting Sublimit with respect to any L/C Issuer shall require the consent of only the Borrower and such L/C Issuer). Any successor L/C Issuer appointed pursuant to Section 10.07(k) shall assume the resigning L/C Issuer’s Applicable L/C Fronting Sublimit.”

(c) The term “Applicable Rate” shall be amended by deleting the first table set forth in clause (b)(2) thereof in its entirety and replacing such table with the following table:

Applicable Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate for Revolving Credit Loans and Letter of Credit Fees	Base Rate for Revolving Credit Loans	Unused Commitment Fee Rate
1	≤ 2.00:1.00	1.50%	0.50%	0.125%
2	> 2.00:1.00 and ≤ 3.00:1.00	1.75%	0.75%	0.125%
3	> 3.00:1.00	2.00%	1.00%	0.125%

(d) The term “Joint Bookrunners” shall be deleted in its entirety and replaced with the following definition:

“‘Joint Bookrunners’ means (i) Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc. and Goldman Sachs Lending Partners LLC, in their respective capacities as joint bookrunners under this Agreement and under Amendment No. 1 and (ii) Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Barclays Bank PLC, Goldman Sachs Lending Partners LLC, Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, National Association, in their respective capacities as joint bookrunners under Amendment No. 2.”

(e) The term “L/C Issuer” shall be deleted in its entirety and replaced with the following definition:

“‘L/C Issuer’ means Deutsche Bank AG New York Branch, any other Revolving Credit Lender listed on Schedule 1.01A as an L/C Issuer and any other Lender that becomes an L/C Issuer in accordance with Sections 2.03(k) or 10.07(k), in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. If there is more than one L/C Issuer at any given time, the term L/C Issuer shall refer to the relevant L/C Issuers.”

(f) The term “Lead Arrangers” shall be deleted in its entirety and replaced with the following definition:

“‘Lead Arrangers’ means (i) Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc. and Goldman Sachs Lending Partners LLC, in their respective capacities as joint lead arrangers under this Agreement and under Amendment No. 1 and (ii) Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Barclays Bank PLC, Goldman Sachs Lending Partners LLC, Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, National Association, in their respective capacities as joint lead arrangers under Amendment No. 2.”

(g) The term “Letter of Credit” shall be deleted in its entirety and replaced with the following definition:

“‘Letter of Credit’ means any standby letter of credit issued hereunder. A Letter of Credit may be issued in any Approved Currency.”

(h) Clause (iii) of the definition of “Maturity Date” is hereby deleted in its entirety and replaced with the following: “with respect to the Revolving Credit Commitments, the date that is five years after the Amendment No. 2 Effective Date,”.

(i) Section 2.03(a)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(i) Subject to the terms and conditions set forth herein and in any agreement entered into between Borrower and the applicable L/C Issuer, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date to issue Letters of Credit at sight denominated in any Approved Currency for the account of the Borrower or any Subsidiary of the Borrower and to amend, renew or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drafts under the Letters of Credit and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that no L/C Issuer shall be obligated to make any L/C

Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Revolving Credit Exposure of any Revolving Credit Lender would exceed such Lender’s Revolving Credit Commitment or (y) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. In addition, (x) the face amount of outstanding Letters of Credit issued by any L/C Issuer shall not exceed such L/C Issuer’s Applicable L/C Fronting Sublimit and (y) in the case of the Revolving Credit Lender acting as the L/C Issuer with respect to any Letter of Credit, unless such Revolving Credit Lender shall agree otherwise in its sole discretion, such Revolving Credit Lender’s Revolving Credit Exposure plus (without duplication) the aggregate face amount of outstanding Letters of Credit issued by such L/C Issuer shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.”

(j) Section 2.03(d)(ii) shall be amended by inserting the words “or the L/C Issuer” immediately after the words “on demand of the Administrative Agent”.

(k) Section 2.03(f) shall be amended by replacing the words “clauses (i) through (vi)” with the words “clauses (i) through (vii)”.

(l) The first paragraph of Article V shall be amended by inserting the words “, the L/C Issuers” immediately after the words “the Agents”.

(m) Section 7.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“SECTION 7.11 Financial Covenant. The Borrower will not permit the Consolidated First Lien Net Leverage Ratio as of the last day of a Test Period to exceed 7.00 to 1.00 (provided that the provisions of this Section 7.11 shall not be applicable to any such Test Period if on the last day of such Test Period the aggregate principal amount of Revolving Credit Loans, Swing Line Loans and/or Letters of Credit (excluding up to $50,000,000 of Letters of Credit and other Letters of Credit which have been Cash Collateralized or backstopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer) that are issued and/or outstanding is equal to or less than 30% of the Revolving Credit Facility).”

(n) Schedule 1.01A to the Credit Agreement as it relates to the Revolving Credit Lenders and the Revolving Credit Commitments is hereby deleted in its entirety and replaced with Schedule 1.01A to this Amendment.

SECTION 2. Conditions of Effectiveness to Amendment No. 2. Section 1 of this Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) when, and only when, the following conditions shall have been satisfied:

(a) This Amendment shall have become effective in accordance with Section 5(a).

(b) The Administrative Agent shall have received, for the account of the persons entitled to thereto, evidence of payment of (a) all reasonable and documented out of pocket costs and expenses of the Administrative Agent for which, in the case of expenses, reasonably detailed invoices have been presented (including the reasonable fees and expenses of Davis Polk & Wardwell LLP) and (b) all fees payable pursuant to this Amendment, and any fee letter in respect of this Amendment, including, for the account of each Amendment No. 2 Refinancing Revolving Credit Lender:

(1) with respect to any Other Revolving Credit Commitments of an Amendment No. 2 Refinancing Revolving Credit Lender that also had Existing Revolving Credit Commitments as of the Amendment No. 2 Effective Date (immediately prior to the effectiveness of this Amendment), a consent fee of 0.15% of the aggregate amount of the Other Revolving Credit Commitments provided by such Amendment No. 2 Refinancing Revolving Credit Lender on the Amendment No. 2 Effective Date (on an amount up to the amount of the Existing Revolving Credit Commitments of such Amendment No. 2 Refinancing Revolving Credit Lender as of the Amendment No. 2 Effective Date (immediately prior to the effectiveness of this Amendment)); and

(2) with respect to any other Other Revolving Credit Commitments, a consent fee of 0.25% of the aggregate amount of such Other Revolving Credit Commitments provided by such Amendment No. 2 Refinancing Revolving Credit Lender on the Amendment No. 2 Effective Date.

(c) (1) The representations and warranties of each Loan Party contained in Section 4 of this Amendment, Article V of the Credit Agreement and in any other Loan Document, are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) and (2) no Default or Event of Default has occurred and is continuing, or would result from the occurrence of the Amendment No. 2 Effective Date, and the Administrative Agent shall have received a certificate of the Borrower dated as of the Amendment No. 2 Effective Date signed on behalf of the Borrower by a Responsible Officer of the Borrower, certifying on behalf of the Borrower thereto.

(d) The Administrative Agent shall have received certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment and the matters contemplated hereby and certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party dated a recent date prior to the Amendment No. 2 Effective Date.

(e) The Administrative Agent shall have received a favorable opinion of Simpson Thacher & Bartlett LLP, New York counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

(f) The aggregate outstanding principal amount of Revolving Credit Loans and Swing Line Loans and all interest and fees accrued under the Credit Agreement with respect to the Revolving Credit Commitments and Revolving Credit Loans on or prior to the Amendment No. 2 Effective Date (immediately prior to the effectiveness of this Amendment) shall have been paid in full.

(g) Each Amendment No. 2 Refinancing Revolving Credit Lender shall have received, if requested at least two Business Days in advance of the Amendment No. 2 Effective Date, a Revolving Credit Note payable to the order of such Amendment No. 2 Refinancing Revolving Credit Lender duly executed by the Borrower in substantially the form of Exhibit D-2 to the Credit Agreement, as applicable, in each case as modified by this Amendment.

SECTION 3. Refinancing Transactions.

(a) Subject to the terms and conditions set forth herein, each Amendment No. 2 Refinancing Revolving Credit Lender severally agrees to make Other Revolving Credit Commitments available to the Borrower from the Amendment No. 2 Effective Date in an amount equal to the amount set forth opposite its name on Schedule 1.01A hereto. On the Amendment No. 2 Effective Date, (x) the Existing Revolving Credit Commitments will be terminated and replaced with the Other Revolving Credit Commitments of the Amendment No. 2 Refinancing Revolving Credit Lenders as set forth on Schedule 1.01A hereto and (y) each Revolving Credit Lender that is not also an Amendment No. 2 Refinancing Revolving Credit Lender (collectively, the “Terminating Revolving Credit Lenders”) will cease to be a Revolving Credit Lender.

(b) All Letters of Credit outstanding under the Credit Agreement on the Amendment No. 2 Effective Date shall remain outstanding under the Credit Agreement. Each Amendment No. 2 Refinancing Revolving Credit Lender’s risk participation in each such Letter of Credit shall be determined in accordance with such Amendment No. 2 Refinancing Revolving Credit Lender’s pro rata share, as provided in Section 2.03(c) of the Credit Agreement, as if such Letter of Credit had been issued on the Amendment No. 2 Effective Date immediately after giving effect to paragraph (a) above. For the avoidance of doubt, each Swing Line Lender and L/C Issuer acting in such capacities immediately prior to the effectiveness of this Amendment shall continue to act in such capacities immediately following the effectiveness hereof.

(c) Each Amendment No. 2 Refinancing Revolving Credit Lender and the Administrative Agent acknowledge that all notice requirements set forth in the Credit Agreement with respect to the refinancing contemplated by this Amendment have been satisfied.

SECTION 4. Representations and Warranties. Each Loan Party represents and warrants to the Agents and the Lenders that:

(a) Each Loan Party and each Restricted Subsidiary (i) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and (ii) has all requisite power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Loan Documents to which it is a party.

(b) The execution and delivery by each Loan Party of this Amendment and the performance under this Amendment and the Loan Documents to which such Person is a party, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(x), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(c) No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery of this Amendment or performance by, or enforcement against, any Loan Party of this Amendment or any Loan Document.

(d) This Amendment has been duly executed and delivered by each Loan Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) This Amendment shall become effective as of the date hereof, provided the Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party, each Amendment No. 2 Refinancing Revolving Credit Lender, each Swing Line Lender, each L/C Issuer and the Administrative Agent or, as to any of the Lenders, written evidence reasonably satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b) On and after the Amendment No. 2 Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (ii) each reference to “Revolving Credit Commitments” in the Credit Agreement shall be deemed to include a reference to the Other Revolving Credit Commitments made available hereunder and (iii) each Amendment No. 2 Refinancing Revolver Credit Lender (or its successors and assigns, as applicable) shall be a “Revolving Credit Lender” for the purposes of the Credit Agreement. This Amendment constitutes a “Refinancing Amendment” and a “Loan Document” under and for all purposes of the Loan Documents.

(c) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (including, for the avoidance of doubt, all Obligations in respect of the Other Revolving Credit Commitments made available hereunder) of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(e) Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents (including, for the avoidance of doubt, all Obligations in respect of the Other Revolving Credit Commitments made available hereunder), subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations (including, for the avoidance of doubt, all Obligations in respect of the Other Revolving Credit Commitments made available hereunder) pursuant to the Guaranty.

SECTION 6. Costs and Expenses; KYC The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement. The Borrower shall provide to the Administrative Agent all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act that has been requested by the Administrative Agent.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic delivery (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HILTON WORLDWIDE FINANCE LLC,
as the Borrower

By:	/s/ W. Steven Standefer
Name: W. Steven Standefer
Title: Senior Vice President

HILTON WORLDWIDE HOLDINGS INC.,
as Parent

By:	/s/ W. Steven Standefer
Name: W. Steven Standefer
Title: Senior Vice President

Hilton – Amendment No. 2 to Credit Agreement

90210 BILTMORE MANAGEMENT, LLC

90210 DESERT RESORTS MANAGEMENT CO., LLC

90210 GRAND WAILEA MANAGEMENT CO., LLC

90210 LLC

90210 MANAGEMENT COMPANY, LLC

ANDIAMO’S O’HARE, LLC

BALLY’S GRAND PROPERTY SUB I, LLC

BLUE BONNET SECURITY, LLC

CHESTERFIELD VILLAGE HOTEL, LLC

COMPRIS HOTEL LLC

CONRAD INTERNATIONAL (BELGIUM) LLC

CONRAD INTERNATIONAL (EGYPT) RESORTS CORPORATION

CONRAD INTERNATIONAL (INDONESIA) CORPORATION

CONRAD INTERNATIONAL INVESTMENT (JAKARTA) CORPORATION

CONRAD INTERNATIONAL MANAGE (CIS) LLC

CONRAD MANAGEMENT LLC

DESTINATION RESORTS LLC

DOUBLETREE DTWC LLC

DOUBLETREE HOTEL SYSTEMS LLC

DOUBLETREE HOTELS LLC

DOUBLETREE LLC

DOUBLETREE MANAGEMENT LLC

DT MANAGEMENT LLC

DT REAL ESTATE, LLC

DTM ATLANTA/LEGACY, INC.

DTM CAMBRIDGE, INC.

DTM COCONUT GROVE, INC.

DTM LARGO, INC.

DTM MARYLAND, INC.

DTM SANTA CLARA LLC

DTM WALNUT CREEK, INC.

DTR FCH HOLDINGS, INC.

DTR PAH HOLDING, INC.

DTR SAN ANTONIO, INC.

DTR TM HOLDINGS, LLC

EJP LLC

EMBASSY DEVELOPMENT LLC

EMBASSY EQUITY DEVELOPMENT LLC

EMBASSY MEMPHIS CORPORATION,

each as Guarantor

By:	/s/ W. Steven Standefer
Name: W. Steven Standefer
Title: Senior Vice President

Hilton – Amendment No. 2 to Credit Agreement

EMBASSY SUITES (ISLA VERDE), INC.

EMBASSY SUITES CLUB NO. 1, INC.

EMBASSY SUITES CLUB NO. THREE, INC.

EMBASSY SUITES CLUB NO. TWO, INC.

EMBASSY SYRACUSE DEVELOPMENT LLC

EPAM CORPORATION

FLORIDA CONRAD INTERNATIONAL CORP.

GRAND VACATIONS REALTY, LLC

GRAND VACATIONS SERVICES LLC

GRAND VACATIONS TITLE, LLC

HAMPTON INNS LLC

HAMPTON INNS MANAGEMENT LLC

HHC BC ORLANDO, LLC

HHC ONE PARK BOULEVARD, LLC

HIC FIRST LLC

HIC GAMING CALIFORNIA, INC.

HIC HOLDINGS LLC

HIC HOTELS U.S.A. LLC

HIC RACING CORPORATION

HIC SAN PABLO LIMITED, INC.

HIC SAN PABLO, L.P.

HIC SECOND LLC

HILTON BEVERAGE LLC

HILTON CHICAGO BEVERAGE I LLC

HILTON CHICAGO BEVERAGE II LLC

HILTON CHICAGO BEVERAGE III LLC

HILTON CHICAGO BEVERAGE IV LLC

HILTON CORPORATE DIRECTOR LLC

HILTON DOMESTIC OPERATING COMPANY INC.

HILTON EL CON MANAGEMENT LLC

HILTON EL CON OPERATOR LLC

HILTON ELECTRONIC DISTRIBUTION SYSTEMS, LLC

HILTON FRANCHISE HOLDING LLC

HILTON GARDEN INNS MANAGEMENT LLC

HILTON GRAND VACATIONS CLUB, LLC

HILTON GRAND VACATIONS COMPANY, LLC

HILTON GRAND VACATIONS FINANCING, LLC

HILTON GRAND VACATIONS MANAGEMENT, LLC

HILTON HAWAII CORPORATION

HILTON HHONORS WORLDWIDE, L.L.C.

HILTON HOLDINGS, LLC,

each as Guarantor

By:	/s/ W. Steven Standefer
Name: W. Steven Standefer
Title: Senior Vice President

Hilton – Amendment No. 2 to Credit Agreement

HILTON HOSPITALITY, LLC

HILTON ILLINOIS, LLC

HILTON ILLINOIS HOLDINGS LLC

HILTON INNS LLC

HILTON KINGSLAND 1, LLC

HILTON MANAGEMENT LLC

HILTON NEW JERSEY SERVICE CORP.

HILTON OPB, LLC

HILTON ORLANDO PARTNERS III, LLC

HILTON RECREATION LLC

HILTON RESORTS CORPORATION

HILTON RESORTS MARKETING CORP.

HILTON SAN DIEGO LLC

HILTON SPRING CORPORATION

HILTON SUPPLY MANAGEMENT LLC

HILTON SYSTEMS SOLUTIONS, LLC

HILTON SYSTEMS, LLC

HILTON-OCCC HOTEL, LLC

HILTON-OCCC MEZZ LENDER, LLC

HILTON WORLDWIDE PARENT LLC

HLT AUDUBON LLC

HLT CA HILTON LLC

HLT CONRAD DOMESTIC LLC

HLT CONRAD GP LLC

HLT DOMESTIC JV HOLDINGS LLC

HLT DOMESTIC OWNER LLC

HLT ESP INTERNATIONAL FRANCHISE LLC

HLT ESP INTERNATIONAL FRANCHISOR CORPORATION

HLT ESP INTERNATIONAL MANAGE LLC

HLT ESP INTERNATIONAL MANAGEMENT CORPORATION

HLT ESP MANAGE LLC

HLT FRANCHISE II BORROWER LLC

HLT HQ SPE LLC

HLT HSM HOLDING LLC

HLT HSS HOLDING LLC

HLT JV ACQUISITION LLC

HLT LIFESTYLE INTERNATIONAL FRANCHISE LLC,

each as a Guarantor

By:	/s/ W. Steven Standefer
Name: W. Steven Standefer
Title: Senior Vice President

Hilton – Amendment No. 2 to Credit Agreement

HLT LIFESTYLE INTERNATIONAL FRANCHISOR CORPORATION

HLT LIFESTYLE INTERNATIONAL MANAGE LLC

HLT LIFESTYLE INTERNATIONAL MANAGEMENT CORPORATION

HLT LIFESTYLE MANAGE LLC

HLT MEMPHIS DATA LLC

HLT O’HARE LLC

HLT OPERATE DTWC LLC

HLT OWNED II HOLDING LLC

HLT OWNED II-A BORROWER LLC

HLT PALMER LLC

HOMEWOOD SUITES MANAGEMENT LLC

HOTEL CLUBS OF CORPORATE WOODS, INC.

HOTELS STATLER COMPANY, INC.

HPP HOTELS USA LLC

HPP INTERNATIONAL LLC

HRC ISLANDER LLC

HTGV, LLC

INNVISION, LLC

INTERNATIONAL RIVERCENTER LESSEE, L.L.C.

LOCKWOOD PALMER HOUSE, LLC

MERITEX, LLC

PARK HOTELS & RESORTS INC.

PEACOCK ALLEY SERVICE COMPANY, LLC

POTTER’S BAR PALMER HOUSE, LLC

PROMUS HOTEL SERVICES, INC.

PROMUS HOTELS FLORIDA LLC

PROMUS HOTELS LLC

PROMUS HOTELS MINNEAPOLIS, INC.

PROMUS HOTELS PARENT LLC

PROMUS OPERATING LLC

PROMUS/KINGSTON DEVELOPMENT CORPORATION

SALC, INC.

SAMANTHA HOTEL LLC

SUITE LIFE LLC

TEX HOLDINGS, INC.

WA COLLECTION INTERNATIONAL, LLC

WALDORF=ASTORIA MANAGEMENT LLC

WASHINGTON HILTON, L.L.C.,

each as Guarantor

By:	/s/ W. Steven Standefer
Name: W. Steven Standefer
Title: Senior Vice President

Hilton – Amendment No. 2 to Credit Agreement

48TH STREET HOLDING LLC

EMBASSY SUITES MANAGEMENT LLC

HILTON INTERNATIONAL HOLDING LLC

HILTON TRAVEL, LLC

HILTON WORLDWIDE FINANCE CORP.

HLT EXISTING FRANCHISE HOLDING LLC,

each as Guarantor

By:	/s/ Owen Wilcox
Name: Owen Wilcox
Title: Assistant Secretary

HILTON GRAND VACATIONS BORROWER INC.

HILTON GRAND VACATIONS INC.,

each as Guarantor

By:	/s/ Mark Wang
Name: Mark Wang
Title: President and Chief Executive Officer

HILTON GRAND VACATIONS BORROWER LLC

HILTON GRAND VACATIONS PARENT LLC,

each as Guarantor

By:	/s/ Allen Klingsick
Name: Allen Klingsick
Title: President

Hilton – Amendment No. 2 to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent, Swing Line Lender, L/C Issuer and Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

Hilton – Amendment No. 2 to Credit Agreement

Bank of America, N.A., as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Will T. Bowers, Jr.
Name: Will T. Bowers, Jr.
Title: Senior Vice President

Hilton – Amendment No. 2 to Credit Agreement

JPMorgan Chase Bank, N.A., as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Nadeige Dang
Name: Nadeige Dang
Title: Vice President

Hilton – Amendment No. 2 to Credit Agreement

GOLDMAN SACHS LENDING PARTNERS LLC, as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory

Hilton – Amendment No. 2 to Credit Agreement

Barclays Bank PLC, as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

Hilton – Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Mark F. Monahan
Name: Mark F. Monahan
Title: Senior Vice President

Hilton – Amendment No. 2 to Credit Agreement

Morgan Stanley Bank, N.A., as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Hilton – Amendment No. 2 to Credit Agreement

SunTrust Bank, as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Mary K. Lundin
Name: Mary K. Lundin
Title: Vice President

Hilton – Amendment No. 2 to Credit Agreement

Citibank N.A., as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ John Rowland
Name: John Rowland
Title: Vice President

Hilton – Amendment No. 2 to Credit Agreement

The Royal Bank of Scotland plc, as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Stephanie J. Reid
Name: Stephanie J. Reid
Title: Vice President

Hilton – Amendment No. 2 to Credit Agreement

HSBC Bank USA, National Association, as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Alan Vitulich
Name: Alan Vitulich
Title: Director

Hilton – Amendment No. 2 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Lawrence Elkins
Name: Lawrence Elkins
Title: Vice President

Hilton – Amendment No. 2 to Credit Agreement

Credit Suisse AG, Cayman Islands Branch,
As an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

Hilton – Amendment No. 2 to Credit Agreement

Sumitomo Mitsui Banking Corporation, as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Hideo Notsu
Name: Hideo Notsu
Title: Managing Director

Hilton – Amendment No. 2 to Credit Agreement

Credit Agricole Corporate and Investment Bank, as an Amendment No. 2 Refinancing Revolving Credit Lender

By:	/s/ Steven Jonassen
Name: Steven Jonassen
Title: Managing Director

By:	/s/ Gianna Gioia
Name: Gianna Gioia
Title: Vice President

Hilton – Amendment No. 2 to Credit Agreement

Schedule 1.01A

Revolving Credit Lenders	Revolving Credit Commitments
Deutsche Bank AG New York Branch	$112,000,000
Bank of America, N.A.	$112,000,000
JPMorgan Chase Bank, N.A.	$112,000,000
Goldman Sachs Lending Partners LLC	$78,000,000
Barclays Bank PLC	$78,000,000
Wells Fargo Bank, National Association	$78,000,000
Morgan Stanley Bank, N.A.	$78,000,000
Suntrust Bank	$63,500,000
Citibank, N.A.	$63,500,000
The Royal Bank of Scotland plc	$38,000,000
HSBC Bank USA, National Association	$38,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$38,000,000
Credit Suisse AG, Cayman Islands Branch	$38,000,000
Sumitomo Mitsui Banking Corporation	$38,000,000
Credit Agricole Corporate and Investment Bank	$35,000,000

Total:	$1,000,000,000

L/C Issuer	Applicable L/C Fronting Sublimit
Deutsche Bank AG New York Branch	$45,000,000
Bank of America, N.A.	$23,000,000
JPMorgan Chase Bank, N.A.	$23,000,000
Barclays Bank PLC	$14,750,000
Goldman Sachs Lending Partners LLC	$14,750,000
Morgan Stanley Bank, N.A.	$14,750,000
Wells Fargo Bank, National Association	$14,750,000

Total:	$150,000,000